Exhibit 99.1

Contact:	Adam N. Satterfield
Senior Vice President - Finance and Chief Financial Officer
(336) 822-5721

OLD DOMINION FREIGHT LINE ANNOUNCES $0.13 PER SHARE QUARTERLY
CASH DIVIDEND AND A NEW $250 MILLION STOCK REPURCHASE PROGRAM

THOMASVILLE, N.C. - (May 17, 2018) Old Dominion Freight Line, Inc. (Nasdaq: ODFL) today announced that its Board of Directors has declared a quarterly cash dividend of $0.13 per share of common stock, payable on June 20, 2018, to shareholders of record at the close of business on June 6, 2018.

The Company also announced that its Board of Directors has approved a new stock repurchase program authorizing the repurchase of up to $250 million of its outstanding common stock through June 2020. This new repurchase program will commence upon the expiration of the previously authorized two-year repurchase program announced on May 23, 2016.

Greg C. Gantt, President and Chief Executive Officer of Old Dominion, commented, “We are pleased with the Board’s authorization of this new stock repurchase program, which is integral to our capital allocation strategy and reflects our commitment to building long-term shareholder value. Old Dominion’s strong balance sheet and cash flow have enabled us to return value to shareholders through share repurchases and our quarterly cash dividend, while at the same time continuing to strategically invest in the long-term growth of our business. We are proud that our effort to create shareholder value has produced a compound annual growth rate in our stock price of 29% over the past five years.”

Under the new repurchase program, the Company may repurchase shares from time to time in the open-market or through privately negotiated transactions. The extent to which the Company repurchases its shares and the timing of such repurchases will depend upon market conditions and other corporate considerations, as determined by the Company’s management team. The new repurchase program does not obligate the Company to repurchase any number of shares and may be suspended or discontinued at any time.

Forward-Looking Statements

Forward-looking statements in this news release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution the reader that such forward-looking statements involve risks and uncertainties that could cause actual events and results to be materially different from those expressed or implied herein, including, but not limited to, the following: (1) the competitive environment with respect to industry capacity and pricing, including the use of fuel surcharges, which could negatively impact our total overall pricing strategy and our ability to cover our operating expenses; (2) our ability to collect fuel surcharges and the effectiveness of those fuel surcharges in mitigating the impact of fluctuating prices for diesel fuel and other petroleum-based products; (3) the negative impact of any unionization, or the passage of legislation or regulations that could facilitate unionization, of our employees; (4) the challenges associated with executing our growth strategy, including our ability to successfully

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ODFL Announces Quarterly Dividend and New $250 Million Share Repurchase Program

May 17, 2018

consummate and integrate any acquisitions; (5) changes in our goals and strategies, which are subject to change at any time at our discretion; (6) various economic factors such as recessions, downturns in the economy, global uncertainty and instability, changes in U.S. social, political, and regulatory conditions or a disruption of financial markets, which may decrease demand for our services; (7) the impact of changes in tax laws, rates, guidance and interpretations, including those related to certain provisions of the Tax Cuts and Jobs Act; (8) increases in driver and maintenance technician compensation or difficulties attracting and retaining qualified drivers and maintenance technicians to meet freight demand; (9) our exposure to claims related to cargo loss and damage, property damage, personal injury, workers’ compensation, group health and group dental, including increased premiums, adverse loss development, increased self-insured retention levels and claims in excess of insured coverage levels; (10) cost increases associated with employee benefits, including costs associated with employee healthcare plans; (11) the availability and cost of capital for our significant ongoing cash requirements; (12) the availability and cost of new equipment and replacement parts, including regulatory changes and supply constraints that could impact the cost of these assets; (13) decreases in demand for, and the value of, used equipment; (14) the availability and cost of diesel fuel; (15) the costs and potential liabilities related to compliance with, or violations of, existing or future governmental laws and regulations, including environmental laws, engine emissions standards, hours-of-service for our drivers, driver fitness requirements and new safety standards for drivers and equipment; (16) the costs and potential liabilities related to various legal proceedings and claims that have arisen in the ordinary course of our business, some of which include class-action allegations; (17) the costs and potential liabilities related to governmental proceedings, inquiries, notices or investigations; (18) the costs and potential liabilities related to our international business relationships; (19) the costs and potential adverse impact of compliance with, or violations of, current and future rules issued by the Department of Transportation, the Federal Motor Carrier Safety Administration (the “FMCSA”) and other regulatory agencies; (20) the costs and potential adverse impact of compliance associated with addressing interoperability between legacy electronic automatic on-board recording devices and electronic logging devices (“ELDs”) that comply with FMCSA’s ELD regulations and guidance; (21) seasonal trends in the less-than-truckload industry, including harsh weather conditions and disasters; (22) our dependence on key employees; (23) the concentration of our stock ownership with the Congdon family; (24) the costs and potential adverse impact associated with future changes in accounting standards or practices; (25) potential costs associated with cyber incidents and other risks, including system failure, security breach, disruption by malware or other damage; (26) failure to keep pace with developments in technology, any disruption to our technology infrastructure, or failures of essential services upon which our technology platforms rely, which could cause us to incur costs or result in a loss of business; (27) the costs and potential adverse impact associated with transitional challenges in upgrading or enhancing our technology systems; (28) damage to our reputation through unfavorable publicity; (29) the costs and potential adverse impact of compliance with anti-terrorism measures on our business; (30) dilution to existing shareholders caused by any issuance of additional equity; (31) the impact of a quarterly cash dividend or the failure to declare future cash dividends; (32) fluctuations in the market value of our common stock; (33) the impact of certain provisions in our articles of incorporation, bylaws, and Virginia law that could discourage, delay or prevent a change in control of us or a change in our management; and (34) other risks and uncertainties described in our most recent Annual Report on Form 10-K and other filings with the SEC. Our forward-looking statements are based upon our beliefs and assumptions using information available at the time the statements are made. We caution the reader not to place undue reliance on our forward-looking statements as (i) these statements are neither a prediction nor a guarantee of future events or circumstances and (ii) the assumptions, beliefs, expectations and projections about future events may differ materially from actual results. We undertake no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law.

Old Dominion Freight Line, Inc. is a leading, less-than-truckload (“LTL”), union-free motor carrier providing regional, inter-regional and national LTL services, which include ground and air expedited transportation and consumer household pickup and delivery through a single integrated organization. In addition to its core LTL services, the Company offers a range of value-added services including container drayage, truckload brokerage, supply chain consulting and warehousing.

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